Item 1: Report to Shareholders

Overseas Stock Fund	October 31, 2007

The views and opinions in this report were current as of October 31, 2007. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

International stocks outpaced U.S. equities over the 6- and 12-month periods ended October 31, 2007. Volatility was the overriding characteristic of the last six months. The global economy continued to grow at a healthy noninflationary pace, but turbulence in the world’s credit markets—caused by the U.S. subprime mortgage meltdown—spilled over into the world’s equity markets. After the U.S. Federal Reserve cut interest rates and infused the financial system with capital, global equity markets responded, and many indexes reached record or near-record highs by the end of the reporting period. Stock markets in nearly all the world’s developed markets posted solid results. Troubled by weak domestic prices and lagging consumer demand, Japan’s market lagged but posted a flat return for the six-month period. Emerging markets—especially Asia and Latin America—registered stellar gains. Your fund posted solid returns.

We are pleased to report that the Overseas Stock Fund has posted a solid gain since its inception. For the six-month and since-inception periods, the portfolio has modestly lagged its benchmarks as shown in the table. The portfolio’s best performing regions were Europe and the Pacific ex-Japan. Our below-benchmark exposure to Japan and our overweight in the remainder of Asia helped our performance. The sectors that generated our best absolute performance were telecommunication services, energy, and industrials and business services. Financials and health care were laggards.

HIGHLIGHTS

  Growing concerns about financial markets overshadowed strong global economic growth and moderated returns for non-U.S. stocks during the last six months.
  The Overseas Stock Fund posted solid gains but lagged its Lipper peers for the 6- and 12-month periods ended October 31, 2007.
  Our decision to maintain a lower exposure to Japan and increase our holdings in other Pacific markets boosted the fund’s returns, but the poor showing of our financial and automotive stocks hurt our overall performance.
  We are finding the best opportunities of growth and valuation in the consumer discretionary, telecommunication services, industrials, and information technology sectors.

Since this is a relatively new fund, we think it is appropriate to outline our investment strategy. We are looking for the best combinations of growth and valuations among non-U.S. stocks, and we have the flexibility to search a broad spectrum for particularly promising investment opportunities. Although the majority of the investments will be made in established, large-capitalization companies with favorable prospects for capital appreciation and, secondarily, for growing dividend payments, we will also purchase mid-cap stocks that meet our investment criteria. We also expect to find select opportunities in emerging markets. We will focus on stocks where we believe the market’s valuation underestimates the company’s potential for earnings growth. Such stocks may or may not appear inexpensive on an absolute basis or relative to the rest of the market. The fund has a relatively moderate risk profile due to its broadly diversified portfolio of established companies, and its wide diversification across countries and sectors should help reduce its volatility. Of course, investing overseas holds special risks—political uncertainty, potentially unfavorable currency exchange rate changes, and to a lesser degree, market illiquidity—that could cause the value of this fund to fluctuate more than a similar domestic fund. However, the fund’s flexibility to invest throughout the international marketplace can help reduce volatility relative to funds that concentrate on a particular region or country.

MARKET REVIEW

The global economy has been experiencing a substantial noninflationary expansion, but conditions appear to be changing. Burdened with a falling housing market, higher oil prices, and a business cycle that may be peaking, the U.S. economic outlook has become more problematic. The big question is whether a weakening U.S. economy drags down the rest of the world or has the world decoupled from the U.S. economic engine? With the U.S. generating about a quarter of global economic output and serving as the end-market for many global producers, our view is that a U.S. slowdown, should it occur, will hurt non-U.S. economies and equity markets.

Economic growth in Europe is still solid but is no longer improving. Market-friendly reforms in Germany and a number of Eastern European countries, noninflationary employment growth in much of the region, and strong exports were expected to fuel economic momentum. Despite dropping unemployment, Europe’s consumer demand remains stagnant. Overheated real estate markets in Spain and Ireland have cooled, and, in August, concerns about growing defaults in the U.S. subprime mortgage market roiled the world’s credit markets.

Among Asian economies, Japan remains the major concern. Although the country has experienced its longest expansion since the end of World War II, domestic consumption is weak, and there are worrisome signs that deflation may reappear. Among the other Pacific region markets, economies remain strong, and there are many intriguing investment opportunities. A number of developing countries in Latin America and Asia continue to have robust economic growth, maintain favorable trade and fiscal balances, and, in many cases, have enacted market-friendly reforms.

The emerging markets in Asia and Latin America have sustained unprecedented double-digit returns for several years. Even though the midsummer crisis in the world’s credit markets resulted in many investors losing their appetite for risk and fleeing for the safe haven of government bonds, they appeared to have regained their appetite by the end of the reporting period. Bullish sentiment boosted many emerging market indexes to historically high levels.

Despite stocks’ steady appreciation in the past few years, earnings-based measurements of valuation do not look stretched. Earnings generally have been robust, and many companies have reported profits that beat analysts’ estimates. While valuations based on other metrics, such as book value, are less favorable, we still find attractive stocks with strong underlying fundamentals in select cases.

PORTFOLIO REVIEW

During the six-month period, telecommunication services stocks were our largest absolute contributors. Strong global demand for petroleum helped our energy holdings. Industrials and business services stocks also posted solid six-month returns, with our construction, engineering, and trading companies registering large gains. Emerging market demands for metals and minerals boosted our holdings in materials. Credit market turbulence hurt our financial holdings, particularly our larger commercial banks. Our health care holdings also struggled due to poor performance of pharmaceutical companies.

The fund is heavily weighted toward Europe on an absolute basis. In terms of relative regional contributions, our overweight position in the Pacific ex-Japan region boosted performance. Our underweight position in Japan also helped. Our decision to overweight continental Europe versus the U.K. proved to be a good one. The portfolio’s modest allocation to Latin America also enhanced results. We are slightly overweight in energy and telecommunication services and underweight in utilities and materials.

Europe
At the end of the reporting period, nearly two-thirds of the fund’s assets were invested in European companies. We believe Europe, particularly outside the U.K., is attractive for several reasons. Economies in the region, including Germany, the largest, continue to grow steadily, and European companies are making sales to faster-growing economies in Eastern Europe and other adjacent developing regions. Trade with China, India, and other Southeast Asian countries has grown dramatically, benefiting a number of European companies with large multinational operations. Most important, stocks in Europe offer growth that is often priced more attractively than it is in other regions. Relative to the world’s other regions, we believe Europe looks attractive in the short- to medium-term.

Europe’s two-year flurry of merger and acquisition activity accelerated in early 2007 but slowed significantly during the most recent reporting period. Credit problems dried up much of the liquidity that financed the private-equity buyouts, and the companies that were looking for strategic acquisitions moved to the sidelines.

Within Europe, our telecommunications holdings had the largest positive impact on the portfolio for the last six months. Telefonica, the largest Spanish telecommunications company, was our best absolute performer for the period. It has generated strong results by combining a steady revenue stream from its stable landline business in Spain with dynamic revenue growth from its wireless expansion in Latin America and Europe. Despite its recent appreciation, we believe the stock is still attractively valued. Other telecom companies generated strong returns as well, including Telenor, the Norwegian company that offers wireless services in the Nordic region and several developing countries; Vodafone, the British wireless giant with mobile operations around the world—including a 45% interest in Verizon Wireless; and Bouygues, the French construction and wireless provider. (Please refer to the fund’s portfolio of investments for a detailed list of holdings and the amount each represents in the portfolio.)

European energy companies were also strong contributors this period. The large integrated producers, such as Royal Dutch Shell, BP, Total, and ENI, benefited from the high price for crude oil and the strong demand for refined products. The global demand for exploration and production equipment and services helped Italy’s Saipem and France’s Technip. Saipem has an especially strong presence in the offshore arena, where oil companies must increasingly go for new production, and the construction of new oil, gas, and petrochemical facilities has increased demand for Technip’s engineering expertise.

China and India’s seemingly insatiable need for raw materials helped our European-based materials companies. ThyssenKrupp, the German steelmaker, witnessed double-digit growth in steel sales due to strong global economic growth and growing demand for sheet products by automakers in China and Brazil.

Within technology, telecom equipment maker Nokia, which had lost ground in the past few years, regained momentum by offering attractive wireless handsets in developed and emerging markets and taking market share by leveraging its massive economies of scale. ASML, the Dutch maker of sophisticated lithographic equipment used in making semiconductors, had strong sales and a healthy backlog for its advanced immersion systems. Spanish construction company Acciona, which also operates a burgeoning wind power subsidiary, was a stellar performer.

Dutch portable navigation maker TomTom had an outstanding period thanks to new smaller products and advanced features for updating map data. We also increased our holdings in Swiss food giant Nestlé. After years of running a decentralized global firm, management has developed an integrated information technology system that is starting to generate tremendous cost-saving synergies. The company now has the capability of monitoring sales on a real-time basis and using its scale to receive more favorable raw-material procurement terms. We also like Tesco, the well-managed U.K.-based retailer that is increasing its geographical diversification and has a strong, sustainable growth profile. It is focusing on selling more nonfood products, and with its impressive network of nearly 2,000 stores, we believe it is poised to make significant gains in market share of nonfood items. In addition, this autumn it began rolling out its Fresh & Easy presence in the U.S. by opening a dozen stores in California.

The turmoil in the world’s credit markets as well as the takeover battle over Dutch bank ABN Amro took their toll on the portfolio’s financial holdings. Investors sold off stocks in former market favorites such as French banking company Société Générale and Allied Irish Banks. We still like the prospects for these companies. The market did not like Royal Bank of Scotland’s (RBS) participation in the multibank takeover of ABN Amro. RBS acquired the most problematic and slow-growing segments of ABN Amro’s business, and the stock was our worst performer this period. Fund holding Banco Santander, another participant in the deal, was seen as acquiring the most attractive assets from ABN Amro and posted a strong gain.

Japan
Japan’s economic performance has been uneven, and we have maintained our underweight relative to the EAFE benchmark. The Japanese domestic economy has failed to show much strength, but companies with export-oriented businesses or large operations outside Japan continue to post strong results.

Trading company Mitsui continued to reap the benefits from the explosion in worldwide trade, acquiring and selling raw materials and managing manufacturing and distribution processes and logistics. We like the long-term prospects for Japanese automakers Toyota Motor and Honda, but the market was more focused on the short-term turnaround stories of other car makers, such as German-based Volkswagen and Daimler, which we did not own. Nikon, the well-managed camera and optical instrument company, has seen strong sales of its digital single-lens reflex cameras and precision immersion lithography equipment used to print advanced semiconductor circuits.

Among Japan’s financial companies, we had disappointing results. Sumitomo Trust and Banking Company, a well-managed bank with rising fee income, posted a loss after reserving for possible nonperforming loans to a troubled Japanese consumer finance company. Other banks, such as Mitsubishi UFJ Financial and Bank of Yokohama, could not overcome the soft domestic economy and the credit market turmoil. We eliminated Resona Holdings, which, although inexpensive, has in our view reduced prospects for appreciation.

Pacific ex-Japan
This fund has an emphasis on Pacific markets where we find a number of attractive companies that generate solid earnings. Rio Tinto, the Australian mining and minerals producer, had strong sales of its ores, metals, and minerals. CSL, an Australian biotechnology company, was one of our health care holdings that performed well thanks to the demand for its ingredients used in the manufacture of a recently released cervical cancer vaccine. Australia-based retailing company Harvey Norman Holdings, which sells electronics, computers, and small appliances, generated impressive results. Due to high valuations, we sold our holdings and realized significant profits in Australia’s BlueScope Steel.

Our holdings in Chinese companies continued to perform well. China Overseas Land & Investment, a Hong Kong-listed company that develops residential property throughout China, had solid gains. We added Hong Kong & China Gas, which has expanded beyond supplying Hong Kong with natural gas into joint ventures in 30 Chinese cities.

Emerging Markets
For more than a year, we have been reducing our emerging markets exposure. The multiyear rally in most markets has resulted in deteriorating valuation measures. Among our remaining holdings are America Movil, the Mexican wireless company that continues to expand throughout Latin America through organic growth and strategic acquisitions, and Banorte, a major Mexican bank that is benefiting from strong management and its successful efforts to penetrate the country’s large untapped market for consumer banking services.

INVESTMENT OUTLOOK

We expect continued global economic growth to support the world’s equity markets, but the continuing turmoil in the credit markets and the impact of the U.S. housing slowdown is a concern. Financial institutions have yet to fully disclose their exposure to subprime mortgage-backed assets and off-balance sheet vehicles, such as structured investment vehicles and conduits. Write-downs may well be large and impair financial institutions’ capital. Lending and investment banking activities may drop to levels that curtail investment and hurt future economic growth.

The Federal Reserve cut interest rates to calm roiled financial markets, but it has indicated that it remains concerned about potential inflation. As a result, future rate cuts may occur only if Fed officials believe the U.S. economy is weakening significantly. Europe’s economic growth has been resilient in the face of higher interest rates and energy prices, but the prospect of the European Central Bank raising rates and recent euro strengthening against the dollar could dampen future expansion, particularly among export-oriented sectors. On the other hand, corporate profits have been strong, and we expect favorable earnings reports to continue through early next year. Stocks in Europe carry generally reasonable valuations and are returning cash flows to shareholders through dividends or, increasingly, share repurchases.

Our outlook for Japanese stocks is less optimistic. The Japanese expansion may not continue. Consumer demand shows few signs of picking up. The Bank of Japan is unlikely to increase interest rates and jeopardize the meager domestic growth. Japan’s export-oriented companies will continue to do well as long as the U.S. and Chinese economies grow, but a strengthening yen is a risk to corporate profits.

Australia’s growth should continue. Its natural resources exports, mandatory pension investments, infrastructure spending, and favorable demographics should sustain the country’s economy for some time. Singapore’s business-friendly climate should boost its markets. Equities in China have reached speculative levels, as have India’s. The Mexican and Brazilian economies are on track for further progress given largely prudent policymaking.

Developed international equities are near fair value but are still attractive relative to the U.S. market. Emerging market equities have largely readjusted so that their valuations range from in-line to more expensive than developed-market equities on nonearnings-based metrics such as book value and dividend yield.

In terms of sectors, we find the best opportunities in consumer discretionary, telecommunication services, industrials, and information technology. In our view, stocks in these sectors currently tend to offer the best combination growth and valuation.

We expect more volatility in the coming months. Regardless of the market conditions, our investment philosophy remains constant: We seek stocks with the most favorable combinations of growth and valuation. We will remain mindful of the risks of investing in international markets while we strive to generate continued rewards for our shareholders.

Respectfully submitted,

Raymond Mills
Chairman of the fund’s Investment Advisory Committee

November 19, 2007

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INTERNATIONAL INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Funds investing in a single country or in a limited geographic region tend to be riskier than more diversified funds. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

GLOSSARY

Gross domestic product (GDP): GDP is the total market value of all goods and services produced in a country in a given year.

Lipper averages: The averages of available mutual fund performance returns for specified periods in defined categories as tracked by Lipper Inc.

MSCI EAFE Index: Widely accepted as the benchmark for international stock performance (EAFE refers to Europe, Australasia, and Far East). The index represents the major markets of the world.

Price/earnings ratio: The price-to-earnings ratio shows the “multiple” of earnings at which a stock is selling. The P/E ratio is calculated by dividing a stock’s current price by its current earnings per share. A high multiple means that investors are optimistic about future growth and have bid up the stock’s price.

Performance and Expenses

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments †

(Cost and value in $000s)

AUSTRALIA 8.4%

	Shares	Value
Common Stocks 8.4%		
Australia & New Zealand Banking	502,057	14,101
Babcock & Brown	241,431	6,914
Boart Longyear (1)	1,540,802	3,683
Boral	533,288	3,375
Centro Retail Group, Equity Units	2,066,980	3,086
CSL	353,739	11,966
Goodman Fielder	2,478,885	4,860
Harvey Norman Holdings	1,383,798	8,770
Lion Nathan	401,365	3,469
Macquarie Bank	91,013	7,169
Mirvac Group	814,913	4,414
Pacific Brands	1,179,401	3,828
QBE Insurance	319,697	9,702
Rio Tinto	188,589	19,489
Suncorp-Metway	450,632	8,519
Telstra	1,166,022	5,086
Total Australia (Cost $96,645)		118,431

AUSTRIA 0.6%

	Shares	Value
Common Stocks 0.6%		
Erste Bank der Oesterreich Sparkasse	102,782	8,379
Total Austria (Cost $8,351)		8,379

BELGIUM 0.6%

	Shares	Value
Common Stocks 0.6%		
KBC	55,410	7,777
Total Belgium (Cost $7,259)		7,777

INDIA 0.3%		
Common Stocks 0.3%		
Idea Cellular (1)	1,433,317	4,955
Total India (Cost $5,110)		4,955
IRELAND 1.2%		
Common Stocks 1.2%		
Allied Irish Banks	356,684	8,951
DCC	310,397	8,562
Total Ireland (Cost $20,755)		17,513
ITALY 4.4%		
Common Stocks 4.4%		
Banco Popolare S.p.A. (1)	215,084	5,173
Benetton Group	490,542	9,058
Eni S.p.A.	285,312	10,413
Finmeccanica S.p.A.	246,328	7,341
Intesa Sanpaolo	1,503,587	11,914
Milano Assicurazioni	376,855	3,146
Piaggio & C S.p.A.	543,366	2,443
Saipem	277,869	12,292
Total Italy (Cost $57,886)		61,780
JAPAN 16.1%		
Common Stocks 16.1%		
Aisin Seiki	111,500	4,565
All Nippon Airways	671,000	2,586
Aoyama Trading	60,500	1,574
Asahi Kasei	378,000	2,877
Atrium	129,000	3,584
Benesse	33,000	1,231

Canon	178,500	9,026
Eisai	75,600	3,173
Fanuc	58,900	6,451
Goldcrest Company	82,040	3,913
Hamamatsu Photonics	167,900	5,278
Hitachi Chemical	275,200	6,720
Honda	176,800	6,630
JS Group	107,300	1,735
KDDI	777	5,886
Kobayashi Pharmaceutical	49,300	1,576
Koito Manufacturing	262,000	3,647
Makita	99,700	4,823
Mitsubishi Electric	748,000	9,079
Mitsubishi UFJ Financial	464,000	4,625
Mitsui	397,000	10,328
Namco Bandai Holdings	342,200	5,258
Nichias	296,000	2,253
Nikon	229,000	7,311
Nippon Oil	341,000	3,028
Nippon Steel	1,075,000	7,132
Nippon Yusen Kabushiki Kaish	490,000	5,059
Nissha Printing	94,600	2,720
NS Solutions	105,600	3,251
Seven & I	149,100	3,841
Sony	180,000	8,899
Sony Financial Holdings (1)	587	2,113
Star Micronics	145,700	4,626
Sumco	200,700	7,307
Sumitomo	303,000	5,283
Sumitomo Trust and Banking Company	1,431,000	10,634
Takara Holdings	442,000	2,594
Takeda Pharmaceutical	104,300	6,515
Terumo	92,400	4,504
The Bank of Yokohama	878,000	6,201

Tokyo Electron	72,900	4,270
Toshiba Machine	398,000	3,026
Tosoh	582,000	3,713
Toyota Motor	251,700	14,389
Wacom	978	2,435
Yusen Air & Sea Service	100,900	2,050
Total Japan (Cost $226,854)		227,719

MEXICO 1.2%

Common Stocks 1.2%

America Movil, ADR (USD)	132,800	8,684
CEMEX, Equity Units	876,200	2,677
Grupo Financiero Banorte S.A.B. de C.V.	1,252,600	5,863
Total Mexico (Cost $15,898)		17,224

NETHERLANDS 2.6%

Common Stocks 2.6%

ASML	264,081	9,230
ING Groep, GDS	197,833	8,918
Ordina	273,250	5,350
Philips Electronics	157,446	6,529
TomTom (1)	89,029	7,124
Total Netherlands (Cost $33,651)		37,151

NORWAY 1.7%

Common Stocks 1.7%

Orkla	555,300	10,320
Telenor ASA	452,500	10,626
TGS-NOPEC Geophysical (1)	210,200	3,511
Total Norway (Cost $22,049)		24,457

SINGAPORE 2.2%

Common Stocks 2.2%

DBS Group	666,000	10,391
Jardine Cycle & Carriage	240,000	3,518
SembCorp	2,378,000	9,801
StarHub	2,339,410	5,049
Venture	221,000	2,150
Total Singapore (Cost $27,681)		30,909

SOUTH KOREA 0.2%

Common Stocks 0.2%

Lotte Shopping, GDR (USD) (2)	129,493	2,989
Total South Korea (Cost $2,587)		2,989

SPAIN 4.8%

Common Stocks 4.8%

Acciona	55,018	16,954
ACS Group	125,448	7,751
Banco Santander	501,843	10,928
Inditex	69,103	5,158
Telefonica SA	793,814	26,251
Total Spain (Cost $51,381)		67,042

SWEDEN 3.5%

Common Stocks 3.5%

Atlas Copco, A Shares	460,200	7,701
Atlas Copco, B Shares	73,300	1,152
Elekta, B Shares	257,349	4,978
Nordea Bank	560,241	10,041
SSAB Svenskt Stal, Series A	435,549	14,135
Swedbank	131,801	4,135

Volvo, B Shares	372,790	7,357
Total Sweden (Cost $48,303)		49,499

SWITZERLAND 5.7%

Common Stocks 5.7%		
ABB	172,520	5,213
Holcim	68,803	7,866
Nestle	70,422	32,535
Panalpina Welttransport Holding	36,761	6,925
Roche Holding – Genusscheine	93,471	15,969
UBS	214,104	11,485
Total Switzerland (Cost $75,442)		79,993

TAIWAN 0.4%

Common Stocks 0.4%		
Acer	2,262,760	5,413
Total Taiwan (Cost $4,113)		5,413

UNITED KINGDOM 16.5%

Common Stocks 16.5%		
Aegis Group	1,589,313	4,173
Arriva	261,927	4,599
Associated British Foods	389,782	7,401
Aviva	631,668	9,950
BBA Aviation	790,422	3,994
BP, ADR (USD)	264,712	20,645
Bradford Bingley	429,462	2,772
British Airways (1)	309,816	2,880
Carillion	572,673	4,868
Centrica	1,415,787	10,876
Close Brothers Group	189,864	3,040

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

($000s except shares and per share amounts)

Assets	
Investments in securities, at value (cost $1,295,833)	$ 1,407,044
Receivable for investment securities sold	21,947
Foreign currency (cost $4,369)	4,443
Dividends and interest receivable	2,411
Receivable for shares sold	2,007
Cash	31
Other assets	31,337
Total assets	1,469,220
Liabilities	
Payable for investment securities purchased	27,591
Investment management fees payable	752
Payable for shares redeemed	97
Due to affiliates	29
Other liabilities	30,790
Total liabilities	59,259
NET ASSETS	$ 1,409,961
Net Assets Consist of:	
Undistributed net investment income	$ 12,380
Accumulated undistributed net realized loss	(9,487)
Net unrealized gain	111,365
Paid-in capital applicable to 121,144,691 shares of $0.01 par value capital stock outstanding; 2,500,000,000 shares of the Corporation authorized	1,295,703
NET ASSETS	$ 1,409,961
NET ASSET VALUE PER SHARE	$ 11.64

The accompanying notes are an integral part of these financial statements.

Statement of Operations

($000s)

	12/28/06 Through 10/31/07
Investment Income (Loss)	
Income	
Dividend (net of foreign taxes of $1,308)	$ 18,052
Interest	20
Total income	18,072
Expenses	
Investment management	3,992
Shareholder servicing	1,205
Custody and accounting	318
Registration	132
Legal and audit	23
Prospectus and shareholder reports	11
Directors	6
Organization	1
Miscellaneous	4
Total expenses	5,692
Expenses paid indirectly	(3)
Net expenses	5,689
Net investment income	12,383
Realized and Unrealized Gain (Loss)	
Net realized gain (loss)	
Securities (net of foreign taxes of $4)	(9,457)
Foreign currency transactions	38
Net realized loss	(9,419)
Change in net unrealized gain (loss)	
Securities	111,211
Other assets and liabilities denominated in foreign currencies	154
Change in net unrealized gain	111,365
Net realized and unrealized gain	101,946
INCREASE IN NET ASSETS FROM OPERATIONS	$ 114,329

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price International Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Overseas Stock Fund (the fund), a diversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on December 28, 2006. The fund seeks long-term growth of capital through investments in the common stocks of non-U.S. companies.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Valuation The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities. Debt securities with original maturities of less than one year are valued at amortized cost in local currency, which approximates fair value when combined with accrued interest.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Most foreign markets close before the close of trading on the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the fund’s share price, the fund will adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. In deciding whether to make fair value adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict when and how often it will use closing prices and when it will adjust those prices to reflect fair value. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day’s opening prices in the same markets, and adjusted prices.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Credits The fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund, and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

New Accounting Pronouncements The fund adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 (FIN 48), Accounting for Uncertainty in Income Taxes, a clarification of FASB Statement No. 109, Accounting for Income Taxes. FIN 48 establishes financial accounting and disclosure requirements for recognition and measurement of tax positions taken or expected to be taken on an income tax return. The adoption of FIN 48 had no impact on the fund’s net assets or results of operations.

In September 2006, the FASB released the Statement of Financial Accounting Standard No. 157 (FAS 157), Fair Value Measurements. FAS 157 clarifies the definition of fair value and establishes the framework for measuring fair value, as well as proper disclosure of this methodology in the financial statements. It will be effective for the fund’s fiscal year beginning November 1, 2008. Management is evaluating the effects of FAS 157; however, it is not expected to have a material impact on the fund’s net assets or results of operations.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, their sale may involve substantial delays and additional costs, and prompt sale at an acceptable price may be difficult.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $1,558,726,000 and $280,866,000, respectively, for the period ended October 31, 2007.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

There were no distributions in the period ended October 31, 2007. At October 31, 2007, the tax-basis components of net assets were as follows:

The fund intends to retain realized gains to the extent of available capital loss carryforwards. As of October 31, 2007, the fund had $9,477,000 of capital loss carryforwards that expire in fiscal 2015.

For the period ended October 31, 2007, the fund recorded the following permanent reclassifications to reflect tax character. Reclassifications to paid-in capital relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain. Reclassifications between income and gain relate primarily to the character of foreign capital gain taxes. Results of operations and net assets were not affected by these reclassifications.

At October 31, 2007, the cost of investments for federal income tax purposes was $1,296,797,000.

NOTE 4 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Additionally, capital gains realized by the fund upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. Similarly, a tax on net profits, including interest income and realized and unrealized capital gains, is imposed by certain other countries. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Tax expense attributable to income is accrued by the fund as a reduction of income. Current and deferred tax expense attributable to net capital gains is reflected as a component of realized and/or change in unrealized gain/loss on securities in the accompanying financial statements. At October 31, 2007, the fund had no deferred tax liabilities attributable to foreign securities, and no foreign capital loss carryforwards.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price International, Inc. (the manager), a wholly owned subsidiary of T. Rowe Price Associates, Inc. (Price Associates), which is wholly owned by T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.285% for assets in excess of $220 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At October 31, 2007, the effective annual group fee rate was 0.30%.

The fund is also subject to a contractual expense limitation through February 28, 2009. During the limitation period, the manager is required to waive its management fee and reimburse the fund for any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the fund’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation of 1.15%. For a period of three years after the date of any reimbursement or waiver, the fund is required to repay the manager for expenses previously reimbursed and management fees waived to the extent its net assets have grown or expenses have declined sufficiently to allow repayment without causing the fund’s expense ratio to exceed its expense limitation. For the period ended October 31, 2007, the fund operated below its expense limitation.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the period ended October 31, 2007, expenses incurred pursuant to these service agreements were $129,000 for Price Associates, $81,000 for T. Rowe Price Services, Inc., and $1,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the period ended October 31, 2007, the fund was charged $28,000 for shareholder servicing costs related to the college savings plans, of which $23,000 was for services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At October 31, 2007, approximately 2% of the outstanding shares of the fund were held by college savings plans.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Retirement Funds (Retirement Funds) may invest. The Retirement Funds do not invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to a special servicing agreement, expenses associated with the operation of the Retirement Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Retirement Funds. Expenses allocated under this agreement are reflected as shareholder servicing expense in the accompanying financial statements. For the period ended October 31, 2007, the fund was allocated $1,076,000 of Retirement Funds’ expenses, of which $834,000 related to services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At October 31, 2007, approximately 92% of the outstanding shares of the fund were held by the Retirement Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

As of October 31, 2007, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 1,000,000 shares of the fund, representing 1% of the fund’s net assets.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of T. Rowe Price International Funds, Inc. and Shareholders of T. Rowe Price Overseas Stock Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Overseas Stock Fund (one of the portfolios comprising T. Rowe Price International Funds, Inc., hereafter referred to as the “Fund”) at October 31, 2007, the results of its operations, the changes in its net assets and the financial highlights for the period December 28, 2006 (commencement of operations) through October 31, 2007, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2007, by correspondence with the custodian and by agreement to the underlying ownership records for T. Rowe Price Reserve Investment Fund, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
December 12, 2007

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 10/31/07

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included $72,000 from short-term capital gains.

For taxable non-corporate shareholders, $14,718,000 of the fund’s income represents qualified dividend income subject to the 15% rate category.

The fund will pass through foreign source income of $14,575,000 and foreign taxes paid of $1,312,000.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is governed by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of Board members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and T. Rowe Price International, Inc. (T. Rowe Price International); “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name
(Year of Birth)	Principal Occupation(s) During Past 5 Years and
Year Elected*	Directorships of Other Public Companies

Jeremiah E. Casey	Director, National Life Insurance (2001 to 2005); Director, The Rouse
(1940)	Company, real estate developers (1990 to 2004); Director, Allfirst
2006	Financial Inc. (previously First Maryland Bancorp) (1983 to 2002)

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to pres-
(1945)	ent); Director, Vornado Real Estate Investment Trust (3/04 to present);
1991	Member, Advisory Board, Deutsche Bank North America (2004 to pres-
ent); Director, Chairman of the Board, and Chief Executive Officer, The
Rouse Company, real estate developers (1997 to 2004)

Donald W. Dick, Jr.	Principal, EuroCapital Advisors, LLC, an acquisition and management
(1943)	advisory firm; Chairman, The Haven Group, a custom manufacturer of
1988	modular homes (1/04 to present)

David K. Fagin	Chairman and President, Nye Corporation (6/88 to present);
(1938)	Chairman, Canyon Resources Corp. (8/07 to present); Director,
2001	Golden Star Resources Ltd. (5/92 to present); Director, Pacific Rim
Mining Corp. (2/02 to present)

Karen N. Horn	Director, Federal National Mortgage Association (9/06 to present);
(1943)	Managing Director and President, Global Private Client Services,
2003	Marsh Inc. (1999 to 2003); Director, Georgia Pacific (5/04 to 12/05),
Eli Lilly and Company, and Simon Property Group

Theo C. Rodgers	President, A&R Development Corporation (1977 to present)
(1941)
2006

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate invest-
(1946)	ment company; Partner, Blackstone Real Estate Advisors, L.P.
2001

*Each independent director oversees 121 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.
Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) During Past 5 Years and Directorships of
Portfolios Overseen]	Other Public Companies
Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and President, T. Rowe Price
[121]	Investment Services, Inc.; Chairman of the Board and Director,
T. Rowe Price Global Asset Management Limited, T. Rowe Price Global
Investment Services Limited, T. Rowe Price Retirement Plan Services,
Inc., T. Rowe Price Savings Bank, and T. Rowe Price Services, Inc.;
Director, T. Rowe Price International, Inc.; Chief Executive Officer,
Chairman of the Board, Director, and President, T. Rowe Price Trust
Company; Chairman of the Board, all funds

Brian C. Rogers, CFA, CIC	Chief Investment Officer, Director, and Vice President, T. Rowe Price;
(1955)	Chairman of the Board, Chief Investment Officer, Director, and Vice
2006	President, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price
[68]	Trust Company

*Each inside director serves until retirement, resignation, or election of a successor.
Officers

Name (Year of Birth)
Title and Fund(s) Served	Principal Occupation(s)

Christopher D. Alderson (1962)	Vice President, T. Rowe Price Group, Inc., and
Vice President, International Funds	T. Rowe Price International, Inc

M. Kamran Baig (1962)	Vice President, T. Rowe Price Group, Inc., and
Vice President, International Funds	T. Rowe Price International, Inc.; formerly Head
of European Research and Senior Portfolio
Manager/Research Analyst, Goldman Sachs
Asset Management (to 2004)

P. Robert Bartolo, CPA (1972)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, International Funds	Group, Inc.

R. Scott Berg (1972)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, International Funds	Group, Inc.

Mark C.J. Bickford-Smith (1962)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President, International Funds	T. Rowe Price International, Inc.

Brian J. Brennan, CFA (1964)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, International Funds	Group, Inc., and T. Rowe Price Trust Company

Joseph A. Carrier, CPA (1960)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer, International Funds	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Trust Company

Michael J. Conelius, CFA (1964)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, International Funds	Group, Inc., and T. Rowe Price International, Inc.

Ann B. Cranmer, FCIS (1947)	Vice President, T. Rowe Price Group, Inc., and
Assistant Vice President, International Funds	T. Rowe Price International, Inc.; Vice President
and Secretary, T. Rowe Price Global Asset
Management Limited and T. Rowe Price Global
Investment Services Limited

Frances Dydasco (1966)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President, International Funds	T. Rowe Price International, Inc.

Mark J.T. Edwards (1957)	Vice President, T. Rowe Price Group, Inc., and
Vice President, International Funds	T. Rowe Price International, Inc.

Henry M. Ellenbogen (1971)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, International Funds	Group, Inc.

Roger L. Fiery III, CPA (1959)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, International Funds	Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Trust Company

Robert N. Gensler (1957)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President, International Funds	Group, Inc., and T. Rowe Price International, Inc.

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer, International Funds	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, International Funds	Trust Company

M. Campbell Gunn (1956)	Vice President, T. Rowe Price Global Investment
Vice President, International Funds	Services Limited, T. Rowe Price Group, Inc., and
T. Rowe Price International, Inc.

Henry H. Hopkins (1942)	Director and Vice President, T. Rowe Price
Vice President, International Funds	Investment Services, Inc., T. Rowe Price Services,
Inc., and T. Rowe Price Trust Company; Vice
President, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, Inc., and
T. Rowe Price Retirement Plan Services, Inc.

Kris H. Jenner, M.D., D. Phil. (1962)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, International Funds	Group, Inc.

Ian D. Kelson (1956)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, International Funds	Group, Inc., and T. Rowe Price International, Inc.

John D. Linehan, CFA (1965)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, International Funds	Group, Inc.

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary, International Funds	T. Rowe Price Investment Services, Inc.

Anh Lu (1968)	Vice President, T. Rowe Price Group, Inc., and
Vice President, International Funds	T. Rowe Price International, Inc.

Raymond A. Mills, Ph.D., CFA (1960)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President, International Funds	Group, Inc., and T. Rowe Price International, Inc.

Philip A. Nestico (1976)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, International Funds	Group, Inc.

Charles M. Ober, CFA (1950)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, International Funds	Group, Inc.

David Oestreicher (1967)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, International Funds	Global Asset Management Limited, T. Rowe
Price Global Investment Services Limited,
T. Rowe Price Group, Inc., T. Rowe Price
International, Inc., T. Rowe Price Investment
Services, Inc., and T. Rowe Price Trust Company

Gonzalo Pángaro, CFA (1968)	Vice President, T. Rowe Price Group, Inc., and
Vice President, International Funds	T. Rowe Price International, Inc.

Christopher J. Rothery (1963)	Vice President, T. Rowe Price Group, Inc., and
Vice President, International Funds	T. Rowe Price International, Inc

Robert W. Sharps, CFA, CPA (1971)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, International Funds	Group, Inc.

Robert W. Smith (1961)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President, International Funds	Group, Inc., and T. Rowe Price Trust Company

Michael F. Sola, CFA (1969)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, International Funds	Group, Inc.

Dean Tenerelli (1964)	Vice President, T. Rowe Price Group, Inc., and
Vice President, International Funds	T. Rowe Price International, Inc.

Justin Thomson (1968)	Vice President, T. Rowe Price Group, Inc., and
Vice President, International Funds	T. Rowe Price International, Inc.

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President, International Funds

David J.L. Warren (1957)	Director, T. Rowe Price, T. Rowe Price Global
President, International Funds	Asset Management Limited, and T. Rowe Price
Global Investment Services Limited; Vice
President, T. Rowe Price Group, Inc.; Chief
Executive Officer, Director, and President,
T. Rowe Price International, Inc.

William F. Wendler II, CFA (1962)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, International Funds	Group, Inc.

Richard T. Whitney, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, International Funds	Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Trust Company

Edward A. Wiese, CFA (1959)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, International Funds	Group, Inc., and T. Rowe Price Trust Company;
Chief Investment Officer, Director, and Vice
President, T. Rowe Price Savings Bank

Clive M. Williams (1961)	Vice President, T. Rowe Price Group, Inc., and
Vice President, International Funds	T. Rowe Price International, Inc.

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Ms. Karen N. Horn qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Ms. Horn is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,531,000 and $1,200,000, respectively, and were less than the aggregate fees billed for those same periods by the registrant’s principal accountant for audit services rendered to the T. Rowe Price Funds.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price International Funds, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	December 18, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	December 18, 2007

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	December 18, 2007